EXECUTION COPY






                              AMENDED AND RESTATED
                                 TRUST AGREEMENT



                                     between




                          KEY CONSUMER RECEIVABLES LLC
                                  as Depositor



                                       and





                         BANK ONE, NATIONAL ASSOCIATION,
                    not in its individual capacity but solely
                           as Eligible Lender Trustee



                          Dated as of September 1, 2001

                                                                          Page

                                TABLE OF CONTENTS


                                    ARTICLE I

                              Definitions and Usage


                                   ARTICLE II

                                  Organization

SECTION 2.01.   Name..........................................................1
SECTION 2.02.   Office........................................................1
SECTION 2.03.   Purposes and Powers...........................................2
SECTION 2.04.   Appointment of Eligible Lender Trustee........................2
SECTION 2.05.   Initial Capital Contribution of Trust Estate..................2
SECTION 2.06.   Declaration of Trust..........................................3
SECTION 2.07.   [RESERVED]....................................................3
SECTION 2.08.   Title to Trust Property; Situs of Trust.......................3
SECTION 2.09.   Representations and Warranties of the Depositor...............4
SECTION 2.10.   Federal Income Tax Allocations................................4

                                   ARTICLE III

                   Trust Certificate and Transfer of Interests

SECTION 3.01.   Initial Beneficial Ownership..................................5
SECTION 3.02.   The Trust Certificate.........................................5
SECTION 3.03.   Authentication of Trust Certificate...........................5
SECTION 3.04.   Registration of Transfer and Exchange of Trust Certificate....5
SECTION 3.05.   Mutilated, Destroyed, Lost or Stolen Trust Certificate........6
SECTION 3.06.   Persons Deemed Owners.........................................7
SECTION 3.07.   [RESERVED] ...................................................7
SECTION 3.08.   Maintenance of Office or Agency...............................7
SECTION 3.09.   Appointment of Certificate Paying Agent.......................7
SECTION 3.10.   Restrictions on Transfers of the Trust Certificate............8

                                   ARTICLE IV

                       Actions by Eligible Lender Trustee

SECTION 4.01.   Prior Notice with Respect to Certain Matters.................10
SECTION 4.02.   Action by Certificateholder with
                  Respect to Certain Matters.................................12
SECTION 4.03.   Action by Certificateholder with Respect to Bankruptcy.......12
SECTION 4.04.   Restrictions on Certificateholder's Power....................13

                                    ARTICLE V

                   Application of Trust Funds; Certain Duties

SECTION 5.01.   Application of Trust Funds...................................13
SECTION 5.02.   Method of Payment............................................14
SECTION 5.03.   No Segregation of Moneys; No Interest........................14
SECTION 5.04.   Accounting and Reports to the Noteholders,
                  Certificateholder, the Internal Revenue
                  Service and Others.........................................14
SECTION 5.05.   Signature on Returns; Tax Matters Partner....................14

                                   ARTICLE VI

                 Authority and Duties of Eligible Lender Trustee

SECTION 6.01.   General Authority............................................15
SECTION 6.02.   General Duties...............................................15
SECTION 6.03.   Action Upon Instruction......................................16
SECTION 6.04.   No Duties Except as Specified in this Trust
                  Agreement, the Sale and Servicing
                  Agreement, or in Instructions..............................17
SECTION 6.05.   No Action Except Under Specified
                  Documents or Instructions..................................17
SECTION 6.06.   Restrictions.................................................17

                                   ARTICLE VII

                     Concerning the Eligible Lender Trustee

SECTION 7.01.   Acceptance of Trusts and Duties..............................18
SECTION 7.02.   Furnishing of Documents......................................19
SECTION 7.03.   Representations and Warranties...............................19
SECTION 7.04.   Reliance; Advice of Counsel..................................20
SECTION 7.05.   Not Acting in Individual Capacity............................20
SECTION 7.06.   Eligible Lender Trustee Not Liable for
                  Trust Certificate or Financed Student Loans................21
SECTION 7.07.   Eligible Lender Trustee May Not Own Trust Certificate
                and May Own Notes............................................21

                                  ARTICLE VIII

                     Compensation of Eligible Lender Trustee

SECTION 8.01.   Eligible Lender Trustee's Fees and Expenses..................21
SECTION 8.02.   Payments to the Eligible Lender Trustee......................22

                                   ARTICLE IX

                         Termination of Trust Agreement

SECTION 9.01.   Termination of Trust Agreement...............................22

                                    ARTICLE X

                       Successor Eligible Lender Trustees
                    and Additional Eligible Lender Trustees

SECTION 10.01.   Eligibility Requirements for Eligible Lender Trustee........23
SECTION 10.02.   Resignation or Removal of Eligible Lender Trustee...........23
SECTION 10.03.   Successor Eligible Lender Trustee...........................24
SECTION 10.04.   Merger or Consolidation of Eligible Lender Trustee..........25
SECTION 10.05.   Appointment of Co-Eligible Lender Trustee
                   or Separate Eligible Lender Trustee.......................26

                                   ARTICLE XI

                                  Miscellaneous

SECTION 11.01.   Supplements and Amendments..................................27
SECTION 11.02.   No Legal Title to Trust Estate in Certificateholder.........28
SECTION 11.03.   Limitations on Rights of Others.............................28
SECTION 11.04.   Notices.....................................................28
SECTION 11.05.   Severability................................................29
SECTION 11.06.   Separate Counterparts.......................................29
SECTION 11.07.   Successors and Assigns......................................29
SECTION 11.08.   No Petition.................................................29
SECTION 11.09.   No Recourse.................................................30
SECTION 11.10.   Headings....................................................30
SECTION 11.11.   Governing Law...............................................30
SECTION 11.12.   Third Party Beneficiaries...................................30

EXHIBIT A         Form of Trust Certificate
EXHIBIT B         Form of Transferor Letter
EXHIBIT C-1       Form of Non-Rule 144A Transferee Letter
EXHIBIT C-2       Form of Rule 144A Transferee Letter

          AMENDED AND RESTATED TRUST AGREEMENT (the "Trust Agreement") dated as of September 1, 2001, between KEY CONSUMER RECEIVABLES LLC, a Delaware limited liability company, as Depositor (the "Depositor"), and BANK ONE, NATIONAL ASSOCIATION, a national banking association, not in its individual capacity but solely as Eligible Lender Trustee (the "Eligible Lender Trustee"), amending and restating that certain trust agreement (the "Original Trust Agreement") dated as of August 20, 2001 between the parties hereto.

          WHEREAS the Original Trust Agreement was entered into as of August 20, 2001;

          WHEREAS the Original Trust Agreement is hereby amended and restated in its entirety as of September 1, 2001 in order to make such changes and modifications as are set forth herein; and

          WHEREAS, in connection therewith, the Depositor and the Eligible Lender Trustee agree that the terms and provisions of the Original Trust Agreement shall no longer have any force and effect with respect to any date on or after the date as of which this Amended and Restated Trust Agreement is being entered into (other than Section 4 thereof to the extent applicable to the allocation of collections, Interest Subsidy Payments and Special Allowance Payments accruing during any period prior to the Cutoff Date).

          NOW, THEREFORE, the Depositor and the Eligible Lender Trustee hereby agree as follows:

                                    ARTICLE I

                              DEFINITIONS AND USAGE

          Capitalized terms used but not defined herein are defined in Appendix A to the Sale and Servicing Agreement, which also contains rules as to construction and usage that shall be applicable herein.

                                   ARTICLE II

                                  ORGANIZATION

          SECTION 2.01. NAME. The Trust created under the Original Trust Agreement shall be known as "KeyCorp Student Loan Trust 2001-A" in which name the Eligible Lender Trustee may conduct the business of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued. The Trust shall constitute a business trust under Chapter 38 of Title 12 of the Delaware Code, 12 DEL. C.ss.ss.3801 ET --- - -- seq.(the "Business Trust Act")

          SECTION 2.02. OFFICE. The office of the Trust shall be in care of the Eligible Lender Trustee at its Corporate Trust Office or at such other address as the Eligible Lender Trustee may designate by written notice to the Securities Insurer, the Swap Counterparty, the Administrator, the Depositor, and, if different, the holder of the Trust Certificate.

          SECTION 2.03. PURPOSES AND POWERS. The purpose of the Trust is to engage in the following activities:

          (i) to issue the Notes pursuant to the Indenture and the Trust Certificate pursuant to this Trust Agreement and to sell the Notes in one or more transactions;

          (ii) with the proceeds of the sale of the Notes, to purchase the Financed Student Loans and to fund the Pre-Funding Account pursuant to the Sale and Servicing Agreement;

          (iii) to assign, grant, transfer, pledge, mortgage and convey the Trust Estate pursuant to the Indenture and to hold, manage and distribute to the holder of the Trust Certificate pursuant to the terms of the Sale and Servicing Agreement any portion of the Trust Estate released from the Lien of, and remitted to the Trust pursuant to, the Indenture;

          (iv) to enter into and perform its obligations under the Basic Documents to which it is to be a party;

          (v) to engage in those activities, including entering into agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

          (vi) subject to compliance with the Basic Documents, to engage in such other activities as may be required in connection with conservation of the Trust Estate and the making of distributions to the holder of the Trust Certificate, the holders of the Notes and the others specified in Section
     5.05 of the Sale and Servicing Agreement.

          The Trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Trust Agreement or the other Basic Documents.

          SECTION 2.04. APPOINTMENT OF ELIGIBLE LENDER TRUSTEE. The Depositor hereby appoints the Eligible Lender Trustee as trustee of the Trust effective as of the date hereof, to have all the rights, powers and duties set forth herein.

          Bank One Delaware, Inc. is appointed the initial Delaware Trustee. The Delaware Trustee shall not have any of the powers or duties of the Eligible Lender Trustee or of a trustee generally set forth herein, except as required under the Delaware Business Trust Act. The Delaware Trustee shall be a trustee hereunder for the sole and limited purpose of fulfilling the requirements of
Section 3807(a) of the Delaware Business Trust Act.

          SECTION 2.05. INITIAL CAPITAL CONTRIBUTION OF TRUST ESTATE. Pursuant to the Original Trust Agreement, the Depositor has sold, assigned, transferred, conveyed and set over to the Eligible Lender Trustee, as of the date thereof, the sum of $10.00. The Eligible Lender Trustee hereby acknowledges receipt in trust from the Depositor, as of the date thereof, of the foregoing contribution, which shall constitute the initial Trust Estate and shall be deposited in the Collection Account. The Depositor shall pay the organizational expenses of the Trust as they may arise or shall, upon the request of the Eligible Lender Trustee, promptly reimburse the Eligible Lender Trustee for any such expenses paid by the Eligible Lender Trustee.

          SECTION 2.06. DECLARATION OF TRUST. The Eligible Lender Trustee hereby declares that it will hold the Trust Estate upon and subject to the conditions set forth herein for the use and benefit of the holder of the Trust Certificate, subject to the obligations of the Trust under the other Basic Documents. It is the intention of the parties hereto that the Trust constitute a business trust under the Business Trust Act and that this Trust Agreement constitute the governing instrument of such trust. It is the intention of the parties hereto that, solely for income and franchise tax purposes, the Trust shall be treated as a disregarded entity, with the Trust being owned by KBUSA. The parties agree that, unless otherwise required by appropriate tax authorities, the Trust will file or cause to be filed annual or other necessary returns, reports and other forms, if any, consistent with the characterization of the Trust as provided in the preceding sentence for such tax purposes. Effective as of the date hereof, the Eligible Lender Trustee shall have all rights, powers and duties set forth herein and in the Business Trust Act with respect to accomplishing the purposes of the Trust. The Eligible Lender Trustee has filed the Certificate of Trust with the Secretary of State of the State of Delaware on August 20, 2001.

          SECTION 2.07. [RESERVED]

          SECTION 2.08. TITLE TO TRUST PROPERTY; SITUS OF TRUST. (a) Legal title to all the Trust Estate shall be vested at all times in the Trust as a separate legal entity except where applicable law in any jurisdiction requires title to any part of the Trust Estate to be vested in a trustee or trustees, in which case title shall be deemed to be vested in the Eligible Lender Trustee, a co-trustee and/or a separate trustee, as the case may be; provided that, legal title to the Financed Student Loans shall be vested at all times in the Eligible Lender Trustee on behalf of the Trust.

          (b) Neither the Depositor nor any subsequent holder of the Trust Certificate shall have legal title to any part of the Trust Estate. No transfer by operation of law or otherwise of any interest of the Depositor nor any subsequent holder of the Trust Certificate shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of any part of the Trust Estate.

          (c) The Trust will be located in the State of Delaware. All bank accounts maintained by the Administrator in the name of the Eligible Lender Trustee or the Indenture Trustee, as applicable, on behalf of the Trust, shall be located only in the States of Delaware, Ohio, Illinois or New York. The Trust shall not have any employees; provided, however, that nothing herein shall restrict or prohibit the Eligible Lender Trustee from having employees within or without the State of Delaware. Payments will be received by the Trust only in Delaware, Ohio, Illinois or New York, and payments will be made by the Trust only from Delaware, Ohio, Illinois or New York. The principal place of business of the Trust will be at the Corporate Trust Office of the Eligible Lender Trustee.

          SECTION 2.09. REPRESENTATIONS AND WARRANTIES OF THE DEPOSITOR. The Depositor hereby represents and warrants to the Eligible Lender Trustee, the Swap Counterparty and the Securities Insurer that:

          (a) The Depositor is duly organized and validly existing as a Delaware limited liability company in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

          (b) The Depositor has the power and authority to execute and deliver this Trust Agreement and to carry out its terms; the Depositor has full power and authority to sell and assign the property to be sold and assigned to and deposited with the Trust (or with the Eligible Lender Trustee on behalf of the Trust) and the Depositor has duly authorized such sale and assignment and deposit to the Trust (or to the Eligible Lender Trustee on behalf of the Trust) by all necessary limited liability company action; and the execution, delivery and performance of this Trust Agreement has been duly authorized by the Depositor by all necessary limited liability company action.

          (c) This Trust Agreement constitutes a legal, valid and binding obligation of the Depositor enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization and similar laws relating to creditors' rights generally or the rights of creditors of banks the deposit accounts of which are insured by the FDIC and subject to general principles of equity.

          (d) The consummation of the transactions contemplated by this Trust Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, the limited liability company agreement and the other organizational documents of the Depositor, or any indenture, agreement or other instrument to which the Depositor is a party or by which it is bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents); nor violate any law or, to the Depositor's knowledge, any order, rule or regulation applicable to the Depositor of any court or of any Federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties.

          SECTION 2.10. FEDERAL INCOME TAX ALLOCATIONS. Net income of the Trust for any Collection Period as determined for Federal income tax purposes (and each item of income, gain, loss and deduction entering into the computation thereof) shall be allocated to KBUSA.


                                   ARTICLE III

                   TRUST CERTIFICATE AND TRANSFER OF INTERESTS

          SECTION 3.01. INITIAL BENEFICIAL OWNERSHIP. Upon the formation of the Trust by the contribution by the Depositor pursuant to Section 2.05 and until the issuance of the Trust Certificate, the Depositor shall be the sole beneficial owner of the Trust.

          SECTION 3.02. THE TRUST CERTIFICATE. The Trust Certificate shall be issued as a single, physical, full registered certificate, substantially in the form of Exhibit A hereto and shall be executed on behalf of the Trust by manual or facsimile signature of an authorized officer of the Eligible Lender Trustee, upon the order of the Depositor to the Eligible Lender Trustee concurrently with the initial sale and assignment to the Trust of the Financed Student Loans. The Trust Certificate shall represent the entire beneficial ownership interest in the assets of the Trust, subject to the debt represented by the Notes. The initial Trust Certificate and each Trust Certificate issued in exchange or upon transfer therefor shall be manually executed by an Authorized Officer of the Eligible Lender Trustee. Any Trust Certificate bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, shall be valid and binding obligations of the Trust, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of such Trust Certificate or did not hold such offices at the date of authentication and delivery of such Trust Certificate. The initial holder of the Trust Certificate shall be the Depositor.

          A transferee of the Trust Certificate shall be the "holder of the Trust Certificate" for all purposes hereunder, and shall be entitled to the rights and be subject to the obligations of the holder of the Trust Certificate hereunder, upon such transferee's acceptance of the Trust Certificate duly registered in such transferee's name pursuant to Section 3.04 below.

          SECTION 3.03. AUTHENTICATION OF TRUST CERTIFICATE. Concurrently with the initial sale of the Financed Student Loans to the Trust pursuant to the Sale and Servicing Agreement, the Eligible Lender Trustee shall cause the Trust Certificate to be executed on behalf of the Trust, authenticated and delivered to or upon the written order of the Depositor, signed by its chairman of the board, its president or any vice president, without further action by the Depositor. No Trust Certificate shall entitle its holder to any benefit under this Trust Agreement, or shall be valid for any purpose, unless there shall appear on such Trust Certificate a certificate of authentication substantially in the form set forth in Exhibit A, executed by the Eligible Lender Trustee or First Chicago Trust Company of New York, as the Eligible Lender Trustee's authenticating agent, by manual signature; such authentication shall constitute conclusive evidence that such Trust Certificate shall have been duly authenticated and delivered hereunder. Each Trust Certificate shall be dated the date of its authentication. No further Trust Certificate shall be issued except pursuant to Section 3.04, 3.05 or 3.10 hereunder.

          SECTION 3.04. REGISTRATION OF TRANSFER AND EXCHANGE OF TRUST CERTIFICATE. The Certificate Registrar shall keep or cause to be kept, at the office or agency maintained pursuant to Section 3.08, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Eligible Lender Trustee shall provide for the registration of the Trust Certificate and of transfers and exchanges of the Trust Certificate as herein provided. The Eligible Lender Trustee shall be the initial Certificate Registrar.

          Upon surrender for registration of transfer of any Trust Certificate at the office or agency maintained pursuant to Section 3.08, the Eligible Lender Trustee shall execute, authenticate and deliver (or shall cause First Chicago Trust Company of New York as its authenticating agent to authenticate and deliver), in the name of the designated transferee or transferees, a new Trust Certificate dated the date of authentication by the Eligible Lender Trustee or any authenticating agent. At any one time, only one Trust Certificate, representing 100% of all the Trust Certificates, shall be issued and outstanding, and there shall be only a single beneficial owner of such Trust Certificate, who also shall be the holder of such Trust Certificate.

          Every Trust Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Eligible Lender Trustee and the Certificate Registrar duly executed by the holder of the Trust Certificate or his attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Certificate Registrar, which requirements include membership or participation in Security Transfer Agent's Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Certificate Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act. Each Trust Certificate surrendered for registration of transfer or exchange shall be cancelled and subsequently disposed of by the Eligible Lender Trustee in accordance with its customary practice.

          No service charge shall be made for any registration of transfer or exchange of a Trust Certificate, but the Eligible Lender Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of a Trust Certificate.

          The preceding provisions of this Section notwithstanding, the Eligible Lender Trustee shall not be required to make and the Certificate Registrar need not register transfers or exchanges of a Trust Certificate for a period of five Business Days preceding any Distribution Date with respect to such Trust Certificate.

          SECTION 3.05. MUTILATED, DESTROYED, LOST OR STOLEN TRUST CERTIFICATE. If (a) any mutilated Trust Certificate shall be surrendered to the Certificate Registrar, or if the Certificate Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Trust Certificate, and (b) there shall be delivered to the Certificate Registrar and the Eligible Lender Trustee such security or indemnity as may be required by them to save each of them harmless, then in the absence of notice that such Trust Certificate shall have been acquired by a bona fide purchaser, the Eligible Lender Trustee on behalf of the Trust shall execute and the Eligible Lender Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Trust Certificate, a new Trust Certificate of the same class. In connection with the issuance of any new Trust Certificate under this Section, the Eligible Lender Trustee and the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Trust Certificate issued pursuant to this Section shall constitute conclusive evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Trust Certificate shall be found at any time.

          SECTION 3.06. PERSONS DEEMED OWNERS. Prior to due presentation of a Trust Certificate for registration of transfer, the Eligible Lender Trustee or the Certificate Registrar and any agent of any thereof may treat the Person in whose name any Trust Certificate shall be registered in the Certificate Register as the owner of such Trust Certificate for the purpose of receiving distributions pursuant to Section 5.01 and for all other purposes whatsoever, and neither the Eligible Lender Trustee, the Certificate Registrar nor any agent of any thereof shall be bound by any notice to the contrary. Initially, the Certificate Registrar shall register the Depositor as the sole holder of the Trust Certificate in the Certificate Register.

          SECTION 3.07. [RESERVED].

          SECTION 3.08. MAINTENANCE OF OFFICE OR AGENCY. The Eligible Lender Trustee shall maintain in the Borough of Manhattan, The City of New York, an office or offices or agency or agencies where Trust Certificate may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Eligible Lender Trustee in respect of the Trust Certificate and the other Basic Documents may be served. The Eligible Lender Trustee initially designates 1 Bank One Plaza, Suite IL1-0126, Chicago, Illinois 60670, as its principal Corporate Trust Office. The Eligible Lender Trustee hereby designates First Chicago Trust Company of New York as the initial authenticating agent (the "Authenticating Agent") to act on its behalf. The Eligible Lender Trustee's New York office and the Authenticating Agent's office are located at First Chicago Trust Company of New York, 14 Wall Street, 8th Floor, New York, New York 10005, Attention: Corporate Trust Administration. The Eligible Lender Trustee shall give prompt written notice to the Securities Insurer, the Swap Counterparty, the Administrator, the Depositor and to the holder of the Trust Certificate (if different) of any change in the location of the Certificate Register or any such office or agency.

          SECTION 3.09. APPOINTMENT OF CERTIFICATE PAYING AGENT. The Certificate Paying Agent shall make distributions to the holder of the Trust Certificate from the amounts received from the Indenture Trustee out of the Trust Accounts pursuant to Section 5.01 and shall report the amounts of such distributions to the Eligible Lender Trustee. Any Certificate Paying Agent shall have the revocable power to receive such funds from the Indenture Trustee for the purpose of making the distributions referred to above. The Eligible Lender Trustee may revoke such power and remove the Certificate Paying Agent, if the Eligible Lender Trustee determines in its sole discretion that the Certificate Paying Agent shall have failed to perform its obligations under this Trust Agreement in any material respect. The Certificate Paying Agent shall initially be the Eligible Lender Trustee, and any co-paying agent chosen by the Eligible Lender Trustee, and acceptable to each of the Administrator and the Securities Insurer (which consent shall not be unreasonably withheld). The Eligible Lender Trustee shall be permitted to resign as Certificate Paying Agent upon 30 days' written notice to the Administrator. In the event that the Eligible Lender Trustee shall no longer be the Certificate Paying Agent, the Eligible Lender Trustee, shall appoint a successor to act as Certificate Paying Agent (which shall be a bank or trust company). The Eligible Lender Trustee shall cause such successor Certificate Paying Agent or any additional Certificate Paying Agent appointed by the Eligible Lender Trustee to execute and deliver to the Eligible Lender Trustee an instrument in which such successor Certificate Paying Agent or additional Certificate Paying Agent shall agree with the Eligible Lender Trustee that as Certificate Paying Agent, such successor Certificate Paying Agent or additional Certificate Paying Agent will hold all sums, if any, held by it for payment to the holder of the Trust Certificate in trust for the benefit of the holder of the Trust Certificate entitled thereto until such sums shall be paid to such holder of the Trust Certificate. The Certificate Paying Agent shall return all unclaimed funds to the Eligible Lender Trustee and upon removal of a Certificate Paying Agent such Certificate Paying Agent shall also return all funds in its possession to the Eligible Lender Trustee. The provisions of Sections 7.01, 7.03, 7.04, 7.05 and 8.01 shall apply to the Eligible Lender Trustee also in its role as Certificate Paying Agent, for so long as the Eligible Lender Trustee shall act as Certificate Paying Agent and, to the extent applicable, to any other paying agent appointed hereunder. Any reference in this Trust Agreement to the Certificate Paying Agent shall include any co-paying agent unless the context requires otherwise.

          SECTION 3.10. RESTRICTIONS ON TRANSFERS OF THE TRUST CERTIFICATE. (a) The Trust Certificate may be transferred by the Depositor to any Affiliate of the Depositor, without any requirement to provide any officer's certificates or legal opinions that would otherwise be required if such proposed transfer was being made to a Person who is not an Affiliate of the Depositor.

          (a) Except as provided above, the Trust Certificate shall not be sold, pledged, transferred or assigned except as provided below.

          (i) The Trust Certificate has not been registered or qualified under the Securities Act of 1933, as amended (the "Securities Act") or any state securities law. No transfer, sale, pledge or other disposition of the Trust Certificate or any interest therein shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act and effective registration or qualification under applicable state securities laws, or is made in a transaction which does not require such registration or qualification. In the event that a transfer is to be made without registration or qualification, the Eligible Lender Trustee shall require, in order to assure compliance with such laws, that the prospective transferor and transferee each certify to the Eligible Lender Trustee, the Certificate Registrar, the Administrator, and, if it not the proposed transferor, the Depositor, in writing the facts surrounding the transfer. Such certifications shall be substantially in the forms of Exhibits B and C-1 or C-2 hereto, respectively. In the event that such a transfer is to be made within two years from the date of the initial issuance of the Trust Certificate pursuant hereto (other than a transfer as to which the proposed transferee has provided a certificate in the form of Exhibit C-2), the Eligible Lender Trustee in its sole discretion, may require that there shall also be delivered to the Eligible Lender Trustee, the Certificate Registrar, the Administrator, and, if it not the proposed transferor, the Depositor, at the expense of the transferor, an opinion of counsel that such transfer may be made pursuant to an exemption from the Securities Act and such state securities laws. Any such opinion of counsel shall not be an expense of the Eligible Lender Trustee, the Certificate Registrar, the Administrator, and, if it not the proposed transferor, the Depositor. None of the Depositor, the Administrator nor the Eligible Lender Trustee is obligated to register or qualify the Trust Certificate under the Securities Act or any other securities law or to take any action not otherwise required under this Agreement to permit the transfer of the Trust Certificate without registration or qualification. Any such holder of the Trust Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Eligible Lender Trustee, the Certificate Registrar, the Administrator, and, if it not the proposed transferor, the Depositor, against any liability that may result if the transfer is not so exempt or is not made in accordance with such applicable federal and state laws

          (ii) No transfer of the Trust Certificate will be registered by the Eligible Lender Trustee or the Certificate Registrar unless the Eligible Lender Trustee, the Certificate Registrar, the Administrator, and, if it not the proposed transferor, the Depositor receives a representation from the proposed transferee of the Trust Certificate, substantially in the form of Exhibit C-1 or C-2, as the case may be, that such transferee is not acquiring the Trust Certificate directly or indirectly for, on behalf of or with the assets of, an employee benefit plan or other retirement arrangement subject to Title I of ERISA and/or Section 4975 of the Code (a "Plan"). If any proposed transferee shall become a holder of the Trust Certificate in violation of these provisions, then the last preceding permitted transferee shall be restored, to the extent permitted by law, to all rights as holder of the Trust Certificate, retroactive to the date of registration of such transfer of the Trust Certificate. Neither the Eligible Lender Trustee nor the Certificate Registrar shall not have any liability to any person for any registration or transfer of the Trust Certificate that is not permitted or for making any payments due on the Trust Certificate to the holder or taking any other action with respect to such holder under this Agreement. Any proposed transferee who becomes a holder of the Trust Certificate shall agree to indemnify the Eligible Lender Trustee, the Certificate Registrar, the Securities Insurer, the Swap Counterparty, the Administrator, and, if it not the proposed transferor, the Depositor against any loss, damage or penalty incurred as a result of the transfer of the Trust Certificate to such purposed transferee in violation of such restrictions.

          (iii) The prospective transferee shall be aware that the Trust Certificate shall bear legends referring to the restrictions contained in sub-clauses (i) and (ii) above and by its acceptance of the Trust Certificate agrees to abide by such restrictions.

          (iv) The prospective transferee shall deliver an opinion of counsel addressed to the Eligible Lender Trustee, the Securities Insurer, the Swap Counterparty, the Administrator, and, if it not the proposed transferor, the Depositor, to the effect that, (A) as a matter of Federal income tax law, such prospective transferee is permitted to accept the transfer of the Trust Certificate, (B) such transfer or pledge would not jeopardize the tax treatment of the Trust, (C) such transfer or pledge would not subject the Trust to an entity-level tax, (D) such transfer or pledge would not jeopardize the status of the Notes as debt for all purposes, and (D) such pledge or transfer would not cause the Trust to be treated, for federal income tax purposes, as an association or a publicly traded partnership taxable as a corporation.

          (v) No pledge or transfer of the Trust Certificate shall be effective unless such purchase or transfer is to a single beneficial owner who shall be the registered holder of the Trust Certificate.


                                   ARTICLE IV

                       ACTIONS BY ELIGIBLE LENDER TRUSTEE

          SECTION 4.01. PRIOR NOTICE WITH RESPECT TO CERTAIN MATTERS. With respect to the following matters, the Eligible Lender Trustee shall not take action and neither the holder of the Trust Certificate nor the Securities Insurer shall direct the Eligible Lender Trustee to take any action, unless (i) (with respect to any action affecting the Group II Notes and so long as no Securities Insurer Default has occurred and is continuing) the Securities Insurer (except with respect to those actions set forth in paragraph (e) below) has provided its written consent, and (ii) at least 30 days before the taking of such action, the Eligible Lender Trustee shall have notified the holder of the Trust Certificate and the Securities Insurer in writing of the proposed action and neither the holder of the Trust Certificate nor (except with respect to those actions set forth in paragraph (e) below) the Securities Insurer (with respect to any action affecting the Group II Notes) shall have notified the Eligible Lender Trustee in writing prior to the 30th day after such notice is given that the Securities Insurer (with respect to any action affecting the Group II Notes) or the holder of the Trust Certificate has withheld consent or provided alternative direction:

          (a) the initiation of any material claim or lawsuit by the Trust (except claims or lawsuits brought in connection with the collection of the Financed Student Loans) and the compromise of any material action, claim or lawsuit brought by or against the Trust (except with respect to the aforementioned claims or lawsuits for collection of Financed Student Loans);

          (b) the election by the Trust to file an amendment to the Certificate of Trust;

          (c) the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any holder of the Group I or Group II Notes or the Securities Insurer is required;

          (d) the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any holder of the Notes or the Securities Insurer is not required and such amendment materially adversely affects the interest of the holder of the Trust Certificate;

          (e) the amendment, change or modification of the Administration Agreement, except to cure any ambiguity or to amend or supplement any provision in a manner or add any provision that would not materially adversely affect the interests of the holder of the Trust Certificate;

          (f) the appointment pursuant to this Trust Agreement of a successor Certificate Registrar, or the consent to the assignment by the Certificate Paying Agent or Certificate Registrar of its obligations under this Trust Agreement;

          (g) the appointment pursuant to the Indenture of a successor Note Registrar, Paying Agent or Indenture Trustee, or the consent to the assignment by the Note Registrar, Paying Agent or Indenture Trustee of its obligations under the Indenture;

          (h) the consent to the calling or waiver of any default of any Basic Document;

          (i) the consent to the assignment by the Indenture Trustee, the Master Servicer, the Administrator or the Seller of their respective obligations under any Basic Document;

          (j) except as provided in Article IX hereof, the dissolution, termination or liquidation of the Trust, in whole or in part;

          (k) the merger or consolidation of the Trust with or into any other entity, or, except as contemplated by the Sale and Servicing Agreement and the Indenture, the conveyance or transfer of all or substantially all of the Trust's assets to any other entity;

          (l) the causing of the Trust to incur, assume or guaranty any indebtedness other than the Notes, as set forth in this Agreement;

          (m) doing any act that conflicts with any other Basic Document;

          (n) doing any act which would make it impossible to carry on the ordinary business of the Trust;

          (o) confessing a judgment against the Trust;

          (p) possessing Trust assets, or assigning the Trust's right to property, for other than a Trust purpose;

          (q) changing the Trust's purpose and powers from those set forth in this Agreement; or

          (r) cause the Trust to lend any funds to any entity, unless permitted in this Trust Agreement or the Basic Documents.

          In addition, the Trust shall not commingle its assets with those of the Depositor and shall maintain its financial and accounting books and records separate from those of any other entity. Except as expressly set forth herein, the Trust shall pay its indebtedness, operating expenses from its own funds, and the Trust shall not pay the indebtedness, operating expenses and liabilities of any other Person. The Trust shall maintain appropriate minutes or other records of all appropriate actions and shall maintain its office separate from the offices of the Depositor and any of its Affiliates. This Agreement and the Basic Documents shall be the only agreements among the parties hereto with respect to the creation, operation and termination of the Trust. For accounting purposes, the Trust shall be treated as an entity separate and distinct from the Depositor. The pricing and other material terms of all transactions and agreements to which the Trust is a party shall be intrinsically fair to all parties thereto.

          The Eligible Lender Trustee shall not have the power, except upon the direction of the holder of the Trust Certificate and, to the extent permitted by applicable law (with respect to any action affecting the Group II Notes and so long as no Securities Insurer Default has occurred and is continuing) with the consent of the Securities Insurer (which consent shall not be unreasonably withheld), and to the extent otherwise consistent with the Basic Documents, to
(i) remove or replace the Master Servicer, the Administrator or the Indenture Trustee, (ii) institute proceedings to have the Trust declared or adjudicated a bankrupt or insolvent, (iii) consent to the institution of bankruptcy or insolvency proceedings against the Trust, (iv) file a petition or consent to a petition seeking reorganization or relief on behalf of the Trust under any applicable federal or state law relating to bankruptcy, (v) consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or any similar official) of the Trust or a substantial portion of the property of the Trust, (vi) make any assignment for the benefit of the Trust's creditors, (vii) cause the Trust to admit in writing its inability to pay its debts generally as they become due, or (viii) take any action, or cause the Trust to take any action, in furtherance of any of the foregoing (any (ii) through (viii) above, a "Bankruptcy Action"). So long as the Indenture remains in effect, neither the Depositor, nor, if different, holder of the Trust Certificate shall have the power to take, and shall not take, any Bankruptcy Action with respect to the Trust or direct the Eligible Lender Trustee to take any Bankruptcy Action with respect to the Trust.

          In considering whether to take any Bankruptcy Action relating to the Trust, the Eligible Lender Trustee shall consider the interests of the Noteholders, the Swap Counterparty and the Securities Insurer in addition to the interests of the Trust and whether the Trust is insolvent. The Eligible Lender Trustee shall have no duty to take any Bankruptcy Action relating to the Trust if the Eligible Lender Trustee shall not have been furnished (at the expense of the Person that requested that such letter be furnished to the Eligible Lender Trustee) a letter from an independent accounting firm of national reputation stating that in the opinion of such firm the Trust is then insolvent. The Eligible Lender Trustee shall not be personally liable to any holder of the Trust Certificate on account of the Eligible Lender Trustee's good faith reliance on the provisions of this Section and no holder of the Trust Certificate shall have claim for breach of fiduciary duty or otherwise against the Eligible Lender Trustee for determining not to take any such Bankruptcy Action.

          The provisions of this Section do not constitute an acknowledgment or admission by the Trust, the Eligible Lender Trustee, any holder of the Trust Certificate or any creditor of the Trust that the Trust is eligible to be a debtor under the United States Bankruptcy Code, 11 U.S.C. ss.ss. 101 et seq., as amended.

          SECTION 4.02. ACTION BY CERTIFICATEHOLDER WITH RESPECT TO CERTAIN MATTERS. The Eligible Lender Trustee shall not have the power, except upon the direction of the holder of the Trust Certificate, and (with respect to any action affecting the Group II Notes and provided that no Securities Insurer Default has occurred and is continuing) with the consent of the Securities Insurer, to (a) remove the Master Servicer or the Administrator under the Sale and Servicing Agreement pursuant to Section 8.01 thereof or (b) except as expressly provided in the Basic Documents, sell the Financed Student Loans after the termination of the Indenture. The Eligible Lender Trustee shall take the actions referred to in the preceding sentence only upon written instructions signed by the holder of the Trust Certificate, and (with respect to any action affecting the Group II Notes and provided that no Securities Insurer Default has occurred and is continuing) with the written consent of the Securities Insurer.

          SECTION 4.03. ACTION BY CERTIFICATEHOLDER WITH RESPECT TO BANKRUPTCY. The Eligible Lender Trustee shall not have the power to commence a voluntary proceeding in bankruptcy relating to the Trust without the prior consent and approval of the holder of the Trust Certificate, the Indenture Trustee and (with respect to any action affecting the Group II Notes and provided that no Securities Insurer Default has occurred and is continuing) the Securities Insurer, and the delivery to the Eligible Lender Trustee by the holder of the Trust Certificate of a certificate certifying that such holder of the Trust Certificate reasonably believes that the Trust is insolvent.

          SECTION 4.04. RESTRICTIONS ON CERTIFICATEHOLDER'S POWER. The holder of the Trust Certificate or (with respect to any action affecting the Group II Notes and provided that no Securities Insurer Default has occurred and is continuing) the Securities Insurer shall not direct the Eligible Lender Trustee to take or refrain from taking any action if such action or inaction would be contrary to any obligations of the Trust or the Eligible Lender Trustee under the Higher Education Act or this Trust Agreement or any of the other Basic Documents or would be contrary to Section 2.03 nor shall the Eligible Lender Trustee be permitted to follow any such direction, if given.


                                    ARTICLE V

                   APPLICATION OF TRUST FUNDS; CERTAIN DUTIES

          SECTION 5.01. APPLICATION OF TRUST FUNDS. (a) On each Distribution Date, the Eligible Lender Trustee will distribute to the holder of the Trust Certificate, amounts received from the Indenture Trustee pursuant to Sections
5.05 of the Sale and Servicing Agreement, or Sections 5.04(b) or 5.04(c) of the Indenture, as applicable, on such Distribution Date.

          (b) On each Distribution Date, the Eligible Lender Trustee shall send to the holder of the Trust Certificate a copy of the statement sent to the Noteholders and provided to the Eligible Lender Trustee by the Administrator pursuant to Section 5.07 of the Sale and Servicing Agreement on such Distribution Date.

          (c) In the event that any withholding tax is imposed on the Trust's payment (or allocations of income) to a holder of the Trust Certificate, such tax shall reduce the amount otherwise distributable to such holder in accordance with this Section. The Eligible Lender Trustee is hereby authorized and directed to retain from amounts otherwise distributable to the holder of the Trust Certificate sufficient funds for the payment of any tax that is legally owed by the Trust (but such authorization shall not prevent the Eligible Lender Trustee from contesting any such tax in appropriate proceedings, and withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). The amount of any withholding tax imposed with respect to a holder of the Trust Certificate shall be treated as cash distributed to such holder of the Trust Certificate at the time it is withheld by the Trust to be remitted to the appropriate taxing authority. If there is a possibility that withholding tax is payable with respect to a distribution (such as a distribution to a non-U.S. holder of the Trust Certificate), the Eligible Lender Trustee in its sole discretion may (but unless otherwise required by law shall be obligated to) withhold such amounts in accordance with this paragraph (c). In the event that a holder of the Trust Certificate wishes to apply for a refund of any such withholding tax, the Eligible Lender Trustee shall reasonably cooperate with such holder in making such claim so long as such holder of the Trust Certificate agrees to reimburse the Eligible Lender Trustee for any out-of-pocket expenses incurred.

          SECTION 5.02. METHOD OF PAYMENT. Subject to Section 9.01(c), distributions required to be made to the holder of the Trust Certificate on any Distribution Date shall be made to each such holder of record on the preceding Record Date either by wire transfer, in immediately available funds, to the account of such holder at a bank or other entity having appropriate facilities therefor, if such holder shall have provided to the Certificate Registrar appropriate written instructions signed by two authorized officers, if any, at least five Business Days prior to such Distribution Date or, if not, by check mailed to such holder at the address of such holder appearing in the Certificate Register. Notwithstanding the foregoing, the final distribution in respect of any Trust Certificate will be payable only upon presentation and surrender of such Trust Certificate at the Corporate Trust Office of the Eligible Lender Trustee or such other location specified in writing to the holder thereof.

          SECTION 5.03. NO SEGREGATION OF MONEYS; NO INTEREST. Subject to
Section 5.01, moneys received by the Eligible Lender Trustee hereunder need not be segregated in any manner, except to the extent required by law or the Sale and Servicing Agreement and may be deposited under such general conditions as may be prescribed by law, and the Eligible Lender Trustee shall not be liable for any interest thereon.

          SECTION 5.04. ACCOUNTING AND REPORTS TO THE NOTEHOLDERS, CERTIFICATEHOLDER, THE INTERNAL REVENUE SERVICE AND OTHERS. The Eligible Lender Trustee shall deliver to the holder of the Trust Certificate such information, reports or statements as may be required by the Code and applicable Treasury Regulations and as may be required to enable the holder of the Trust Certificate to prepare its Federal and state income tax returns. Consistent with the Trust's characterization for tax purposes as a disregarded entity, no Federal income tax return shall be filed on behalf of the Trust unless either (a) the Trust, the Administrator, the Swap Counterparty, the Securities Insurer, the Eligible Lender Trustee, KBUSA, the Depositor and, if different, the holder of the Trust Certificate receives an opinion of counsel based on a change in applicable law occurring after the date hereof that the Code requires such a filing, or (b) the Internal Revenue Service shall determine that the Trust is required to file such a return. In the event that the Trust is required to file tax returns, the Eligible Lender Trustee shall elect under Section 1278 of the Code to include in income currently any market discount that accrues with respect to the Financed Student Loans. The Eligible Lender Trustee shall prepare or shall cause to be prepared any tax returns required to be filed by the Trust and shall remit such returns to holder of the Trust Certificate at least five days before such returns are due to be filed. The holder of the Trust Certificate, or any other such party required by law, shall promptly sign such returns and deliver such returns after signature to the Eligible Lender Trustee and such returns shall be filed by, or at the direction of, the Eligible Lender Trustee with the appropriate tax authorities. In no event shall the holder of the Trust Certificate or KBUSA be liable for any liabilities, costs or expenses of the Trust arising out of the application of any tax law, including federal, state, foreign or local income or excise taxes or any other tax imposed on or measured by income (or any interest, penalty or addition with respect thereto or arising from a failure to comply therewith), except for any such liability, cost or expense attributable to the holder of the Trust Certificate's or KBUSA's breach of its obligations under this Agreement.

          SECTION 5.05. SIGNATURE ON RETURNS; TAX MATTERS PARTNER. The Eligible Lender Trustee shall sign on behalf of the Trust the tax returns of the Trust, unless applicable law requires the holder of the Trust Certificate or KBUSA to sign such documents, in which case such documents shall be signed by the holder of the Trust Certificate or KBUSA.


                                   ARTICLE VI

                 AUTHORITY AND DUTIES OF ELIGIBLE LENDER TRUSTEE

          SECTION 6.01. GENERAL AUTHORITY. The Eligible Lender Trustee is authorized and directed to execute and deliver the Basic Documents to which the Trust is to be a party and each certificate or other document attached as an exhibit to or contemplated by the Basic Documents to which the Trust is to be a party, in each case, in such form as the Depositor shall approve as evidenced conclusively by the Eligible Lender Trustee's execution thereof, and, on behalf of the Trust, to direct the Indenture Trustee to authenticate and deliver Notes in the aggregate principal amount of $800,000,000. The Eligible Lender Trustee is also authorized and directed on behalf of the Trust (i) to acquire and hold legal title to the Financed Student Loans from the Depositor and (ii) to take all actions required pursuant to Section 4.02(c) of the Sale and Servicing Agreement, and otherwise follow the direction of and cooperate with the Administrator in submitting, pursuing and collecting any claims to and with the Department with respect to any Interest Subsidy Payments and Special Allowance Payments relating to the Financed Federal Loans.

          In addition to the foregoing, the Eligible Lender Trustee is authorized, but shall not be obligated, to take all actions required of the Trust pursuant to the Basic Documents. The Eligible Lender Trustee is further authorized from time to time to take such action as the Administrator directs or instructs with respect to the Basic Documents and is directed to take such action to the extent that the Administrator is expressly required pursuant to the Basic Documents to cause the Eligible Lender Trustee to act.

          SECTION 6.02. GENERAL DUTIES. It shall be the duty of the Eligible Lender Trustee to discharge (or cause to be discharged) all its responsibilities pursuant to the terms of this Trust Agreement and the other Basic Documents to which the Trust is a party and to administer the Trust in the interest of the holder of the Trust Certificate, subject to and in accordance with the provisions of this Trust Agreement and the other Basic Documents. Without limiting the foregoing, the Eligible Lender Trustee shall on behalf of the Trust file and prove any claim or claims that may exist on behalf of the Trust against the Depositor in connection with any claims paying procedure as part of an insolvency or a receivership proceeding involving the Depositor. Notwithstanding the foregoing, the Eligible Lender Trustee shall be deemed to have discharged its duties and responsibilities hereunder and under the other Basic Documents to the extent the Administrator has agreed in the Administration Agreement to perform any act or to discharge any duty of the Eligible Lender Trustee hereunder or under any other Basic Document, and the Eligible Lender Trustee shall not be held liable for the default or failure of the Administrator to carry out its obligations under the Administration Agreement. Except as expressly provided in the Basic Documents, the Eligible Lender Trustee shall have no obligation to administer, service or collect the Financed Student Loans or to maintain, monitor or otherwise supervise the administration, servicing or collection of the Financed Student Loans.

          SECTION 6.03. ACTION UPON INSTRUCTION. (a) Subject to Article IV,
Section 7.01 and in accordance with the terms of the Basic Documents, the holder of the Trust Certificate may by written instruction direct the Eligible Lender Trustee in the management of the Trust (and with respect to any action affecting the Group II Notes and provided that for so long as no Securities Insurer Default has occurred and is continuing, the consent of the Securities Insurer will be required in connection with each such instruction). Such direction may be exercised at any time by written instruction of the holder of the Trust Certificate pursuant to Article IV.

          (a) The Eligible Lender Trustee shall not be required to take any action hereunder or under any other Basic Document if the Eligible Lender Trustee shall have reasonably determined, or shall have been advised by counsel, that such action is likely to result in liability on the part of the Eligible Lender Trustee or is contrary to the terms hereof or of any other Basic Document or is otherwise contrary to law.

          (b) Whenever the Eligible Lender Trustee is unable to determine the appropriate course of action between alternative courses of action permitted or required by the terms of this Trust Agreement or under any other Basic Document, the Eligible Lender Trustee shall promptly give notice (in such form as shall be appropriate under the circumstances) to the holder of the Trust Certificate and (with respect to any action affecting the Group II Notes and so long as no Securities Insurer Default has occurred and is continuing) to the Securities Insurer requesting instruction as to the course of action to be adopted, and to the extent the Eligible Lender Trustee acts in good faith in accordance with any written instruction received from the holder of the Trust Certificate and (with respect to any action affecting the Group II Notes and so long as no Securities Insurer Default has occurred and is continuing) as consented to by the Securities Insurer, the Eligible Lender Trustee shall not be liable on account of such action to any Person. If the Eligible Lender Trustee shall not have received appropriate instruction within 10 days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Trust Agreement or the other Basic Documents, as it shall deem to be in the best interests of the holder of the Trust Certificate, and shall have no liability to any Person for such action or inaction.

          (c) In the event that the Eligible Lender Trustee is unsure as to the application of any provision of this Trust Agreement or any other Basic Document or any such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or in the event that this Trust Agreement permits any determination by the Eligible Lender Trustee or is silent or is incomplete as to the course of action that the Eligible Lender Trustee is required to take with respect to a particular set of facts, the Eligible Lender Trustee may give notice (in such form as shall be appropriate under the circumstances) to the holder of the Trust Certificate and (with respect to any action affecting the Group II Notes and so long as no Securities Insurer Default has occurred and is continuing) the Securities Insurer requesting instruction and, to the extent that the Eligible Lender Trustee acts or refrains from acting in good faith in accordance with any such instruction received from the holder of the Trust Certificate, and (with respect to any action affecting the Group II Notes and so long as no Securities Insurer Default has occurred and is continuing) as consented to by the Securities Insurer, the Eligible Lender Trustee shall not be liable, on account of such action or inaction, to any Person. If the Eligible Lender Trustee shall not have received appropriate instruction within 10 days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Trust Agreement or the other Basic Documents, as it shall deem to be in the best interests of the holder of the Trust Certificate, and shall have no liability to any Person for such action or inaction.

          SECTION 6.04. NO DUTIES EXCEPT AS SPECIFIED IN THIS TRUST AGREEMENT, THE SALE AND SERVICING AGREEMENT, OR IN INSTRUCTIONS. The Eligible Lender Trustee shall not have any duty or obligation to manage, make any payment with respect to, register, record, sell, service, dispose of or otherwise deal with the Trust Estate, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Eligible Lender Trustee is a party, except as expressly provided by the terms of this Trust Agreement, the Sale and Servicing Agreement, or in any document or written instruction received by the Eligible Lender Trustee pursuant to Section 6.03; and no implied duties or obligations shall be read into this Trust Agreement or any other Basic Document against the Eligible Lender Trustee. The Eligible Lender Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to prepare or file any Commission filing for the Trust or to record this Trust Agreement or any other Basic Document. The Eligible Lender Trustee and the Delaware Trustee each severally and not jointly, nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any liens on any part of the Trust Estate that result from actions by, or claims against, Bank One, National Association, in its individual capacity or as the Eligible Lender Trustee or against Bank One Delaware, Inc., in its individual capacity or as Delaware Trustee, as applicable, that are not related to the ownership or the administration of the Trust Estate.

          SECTION 6.05. NO ACTION EXCEPT UNDER SPECIFIED DOCUMENTS OR INSTRUCTIONS. The Eligible Lender Trustee shall not manage, control, use, sell, service, dispose of or otherwise deal with any part of the Trust Estate except
(i) in accordance with the powers granted to and the authority conferred upon the Eligible Lender Trustee pursuant to this Trust Agreement, (ii) in accordance with the other Basic Documents to which it is a party and (iii) in accordance with any document or instruction delivered to the Eligible Lender Trustee pursuant to Section 6.03.

          SECTION 6.06. RESTRICTIONS. The Eligible Lender Trustee and the Delaware Trustee shall not take any action (a) that is inconsistent with the purposes of the Trust set forth in Section 2.03 or (b) that, to the actual knowledge of the Eligible Lender Trustee or the Delaware Trustee, would result in the Trust's becoming taxable as a corporation for Federal income tax purposes. The holder of the Trust Certificate shall not direct the Eligible Lender Trustee or the Delaware Trustee to take action that would violate the provisions of this Section.


                                   ARTICLE VII

                     CONCERNING THE ELIGIBLE LENDER TRUSTEE

          SECTION 7.01. ACCEPTANCE OF TRUSTS AND DUTIES. The Eligible Lender Trustee accepts the trusts hereby created and agrees to perform its duties hereunder with respect to such trusts but only upon the terms of this Trust Agreement. The Eligible Lender Trustee also agrees to disburse all moneys actually received by it constituting part of the Trust Estate upon the terms of this Trust Agreement and the other Basic Documents. The Eligible Lender Trustee shall not be answerable or accountable hereunder or under any other Basic Document under any circumstances, except (i) for its own willful misconduct or negligence or (ii) in the case of the inaccuracy of any representation or warranty contained in Section 7.03 expressly made by the Eligible Lender Trustee. In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):

          (a) the Eligible Lender Trustee shall not be liable for any error of judgment made by a responsible officer of the Eligible Lender Trustee;

          (b) the Eligible Lender Trustee shall not be liable with respect to any action taken or omitted to be taken by it in accordance with the direction or instructions of the Administrator, or from any holder of the Trust Certificate and (with respect to any action affecting the Group II Notes and so long as no Securities Insurer Default has occurred and is continuing) as consented to by the Securities Insurer;

          (c) subject to Section 7.07 hereof, no provision of this Trust Agreement or any other Basic Document shall require the Eligible Lender Trustee to expend or risk funds or otherwise incur any financial liability in the performance of any of its rights or powers hereunder or under any other Basic Document, if the Eligible Lender Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

          (d) under no circumstances shall the Eligible Lender Trustee be liable for indebtedness evidenced by or arising under any of the Basic Documents, including the principal of and interest on the Notes;

          (e) the Eligible Lender Trustee shall not be responsible for or in respect of the validity or sufficiency of this Trust Agreement or for the due execution hereof by the Depositor or for the form, character, genuineness, sufficiency, value or validity of any of the Trust Estate or for or in respect of the validity or sufficiency of the Basic Documents, other than the certificate of authentication on the Trust Certificate, and the Eligible Lender Trustee shall in no event assume or incur any liability, duty, or obligation to any holder of the Notes or to any holder of the Trust Certificate, other than as expressly provided for herein and in the other Basic Documents;

          (f) subject to Section 7.07 hereof, the Eligible Lender Trustee shall not be liable for the action or inaction, default or misconduct of the Administrator, the Seller, the Swap Counterparty, the Securities Insurer, the Cap Provider, the Indenture Trustee or the Master Servicer under any of the other Basic Documents or otherwise and the Eligible Lender Trustee shall have no obligation or liability to perform the obligations of the Trust under this Trust Agreement, or the other Basic Documents that are required to be performed by the Administrator under the Sale and Servicing Agreement, or the Administration Agreement, the Indenture Trustee under the Indenture, the Swap Counterparty under the Interest Rate Swap, the Securities Insurer under the Securities Guaranty Insurance Policy, the Master Servicer under the Sale and Servicing Agreement, or the Cap Provider under the Cap Agreement; and

          (g) the Eligible Lender Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Trust Agreement, or to institute, conduct or defend any litigation under this Trust Agreement or otherwise or in relation to this Trust Agreement or any other Basic Document, at the request, order or direction of any of the holder of the Trust Certificate, unless such holder have offered to the Eligible Lender Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred by the Eligible Lender Trustee therein or thereby. The right of the Eligible Lender Trustee to perform any discretionary act enumerated in this Trust Agreement or in any other Basic Document shall not be construed as a duty, and the Eligible Lender Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of any such act.

          SECTION 7.02. FURNISHING OF DOCUMENTS. The Eligible Lender Trustee shall furnish to the holder of the Trust Certificate, the Swap Counterparty or the Securities Insurer promptly upon receipt of a written request therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Eligible Lender Trustee under the Basic Documents.

          SECTION 7.03. REPRESENTATIONS AND WARRANTIES. The Eligible Lender Trustee hereby represents and warrants to the Depositor, for the benefit of the holder of the Trust Certificate, the Securities Insurer and the Swap Counterparty, that:

          (a) It is a national banking association duly organized and validly existing in good standing under the laws of the United States and having an office located within the State of New York. It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Trust Agreement.

          (b) It has taken all corporate action necessary to authorize the execution and delivery by it of this Trust Agreement, and this Trust Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Trust Agreement on its behalf.

          (c) Neither the execution nor the delivery by it of this Trust Agreement, nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will contravene any Federal or Delaware state law, governmental rule or regulation governing the banking or trust powers of the Eligible Lender Trustee or any judgment or order binding on it, or constitute any default under its charter documents or by-laws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound. (d) It is an "eligible lender" as such term is defined in Section 435(d) of the Higher Education Act, for purposes of holding legal title to the Financed Student Loans as contemplated by this Trust Agreement and the other Basic Documents, has obtained a lender identification number with respect to the Trust from the Department and has in effect a Guarantee Agreement with each of the Guarantors with respect to the Financed Student Loans.

          SECTION 7.04. RELIANCE; ADVICE OF COUNSEL. (a) The Eligible Lender Trustee shall incur no liability to anyone in acting upon any signature, instrument, direction, notice, resolution, request, consent, order, certificate, report, opinion, bond, or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. The Eligible Lender Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of the determination of which is not specifically prescribed herein, the Eligible Lender Trustee may for all purposes hereof rely on a certificate, signed by the president or any vice president or by the treasurer or other authorized officers of the relevant party, as to such fact or matter and such certificate shall constitute full protection to the Eligible Lender Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

          (b) In the exercise or administration of the trusts hereunder and in the performance of its duties and obligations under this Trust Agreement or the other Basic Documents, the Eligible Lender Trustee (i) may act directly or through its agents or attorneys pursuant to agreements entered into with any of them, and the Eligible Lender Trustee shall not be liable for the conduct or misconduct of such agents or attorneys if such agents or attorneys shall have been selected by the Eligible Lender Trustee with reasonable care, and (ii) may consult with counsel, accountants and other skilled persons to be selected with reasonable care and employed by it. The Eligible Lender Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the written opinion or advice of any such counsel, accountants or other such persons and not contrary to this Trust Agreement or any other Basic Document.

          SECTION 7.05. NOT ACTING IN INDIVIDUAL CAPACITY. Except as provided in this Article VII, in accepting the trusts hereby created BANK ONE, NATIONAL ASSOCIATION, acts solely as Eligible Lender Trustee hereunder and not in its individual capacity and all Persons having any claim against the Eligible Lender Trustee by reason of the transactions contemplated by this Trust Agreement or any other Basic Document shall look only to the Trust Estate for payment or satisfaction thereof.

          Notwithstanding any other provision in this Trust Agreement or the other Basic Documents, nothing in this Trust Agreement or the other Basic Documents shall be construed to limit the legal responsibility of the Eligible Lender Trustee or the Indenture Trustee to the U.S. Secretary of Education or a Guarantor for any violations of statutory or regulatory requirements that may occur with respect to loans held by the Eligible Lender Trustee or the Indenture Trustee, pursuant to or to otherwise comply with their obligations under the Higher Education Act or implementing regulations.

          SECTION 7.06. ELIGIBLE LENDER TRUSTEE NOT LIABLE FOR TRUST CERTIFICATE OR FINANCED STUDENT LOANS. The recitals contained herein and in the Trust Certificate (other than the signature and countersignature of the Eligible Lender Trustee on the Trust Certificate) shall be taken as the statements of the Depositor and the Eligible Lender Trustee assumes no responsibility for the correctness thereof. The Eligible Lender Trustee makes no representations as to the validity or sufficiency of this Trust Agreement, the Trust Certificate or any other Basic Document (other than the signature and countersignature of the Eligible Lender Trustee on the Trust Certificate) or the Notes, or of any Financed Student Loan or related documents. Subject to Section 7.07 hereof, the Eligible Lender Trustee shall at no time have any responsibility (or liability except for willfully or negligently terminating or allowing to be terminated any of the Guarantee Agreements, in a case where the Eligible Lender Trustee knows of any facts or circumstances which will or could reasonably be expected to result in any such termination) for or with respect to the legality, validity, enforceability and eligibility for Guarantee Payments, federal reinsurance, Interest Subsidy Payments or Special Allowance Payments, as applicable, of any Financed Student Loan, or for or with respect to the sufficiency of the Trust Estate or its ability to generate the payments to be distributed to the holder of the Trust Certificate under this Trust Agreement or the holders of the Notes under the Indenture, including: the existence and contents of any computer or other record of any Financed Student Loan; the validity of the assignment of any Financed Student Loan to the Eligible Lender Trustee on behalf of the Trust; the completeness of any Financed Student Loan; the performance or enforcement (except as expressly set forth in any Basic Document) of any Financed Student Loan; the compliance by the Depositor or the Master Servicer with any warranty or representation made under any Basic Document or in any related document or the accuracy of any such warranty or representation or any action or inaction of the Administrator, the Indenture Trustee, the Swap Counterparty, the Securities Insurer, the Cap Provider or the Master Servicer or any Sub-Servicer taken in the name of the Eligible Lender Trustee.

          SECTION 7.07. ELIGIBLE LENDER TRUSTEE MAY NOT OWN TRUST CERTIFICATE AND MAY OWN NOTES. The Eligible Lender Trustee in its individual or any other capacity may become the owner or pledgee of the Notes and may deal with the Depositor, the Administrator, the Indenture Trustee, the Swap Counterparty, the Securities Insurer, the Cap Provider and the Master Servicer in banking transactions with the same rights as it would have if it were not Eligible Lender Trustee. The Eligible Lender Trustee may not become the holder of the Trust Certificate.


                                  ARTICLE VIII

                     COMPENSATION OF ELIGIBLE LENDER TRUSTEE

          SECTION 8.01. ELIGIBLE LENDER TRUSTEE'S FEES AND EXPENSES. The Eligible Lender Trustee shall receive from the Administrator (on behalf of the Depositor) as compensation for its services hereunder, such fees as have been separately agreed upon before the date hereof among the Depositor, the Administrator and the Eligible Lender Trustee, and the Eligible Lender Trustee shall be entitled to be reimbursed by the Administrator (on behalf of the Depositor), to the extent provided in such separate agreement, for its other reasonable expenses hereunder.

          SECTION 8.02. PAYMENTS TO THE ELIGIBLE LENDER TRUSTEE. Any amounts paid to the Eligible Lender Trustee pursuant to Section 8.01 hereof or pursuant to Section 6.03 or 6.04 of the Sale and Servicing Agreement shall be deemed not to be a part of the Trust Estate immediately after such payment.


                                   ARTICLE IX

                         TERMINATION OF TRUST AGREEMENT

          SECTION 9.01. TERMINATION OF TRUST AGREEMENT. (a) This Trust Agreement (other than Article VIII) and the Trust shall terminate and be of no further force or effect upon the final distribution by the Eligible Lender Trustee of all moneys or other property or proceeds of the Trust Estate in accordance with the terms of the Indenture, the Sale and Servicing Agreement and Article V. The bankruptcy, liquidation, dissolution, death or incapacity of the holder of the Trust Certificate shall not (x) operate to terminate this Trust Agreement or the Trust, nor (y) entitle such holder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of the Trust or Trust Estate nor (z) otherwise affect the rights, obligations and liabilities of the parties hereto.

          (b) Except as provided in Section 9.01(a), neither the Depositor nor any holder of the Trust Certificate shall be entitled to revoke or terminate the Trust.

          (c) Notice of any termination of the Trust, specifying the Distribution Date upon which the holder of the Trust Certificate shall surrender its Trust Certificate to the Certificate Paying Agent for payment of the final distribution and cancellation, shall be given promptly by the Eligible Lender Trustee by letter to the holder of the Trust Certificate mailed within five Business Days of receipt of notice of such termination from the Administrator given pursuant to Section 9.01(d) of the Sale and Servicing Agreement, stating
(i) the Distribution Date upon which final payment of the Trust Certificate shall be made upon presentation and surrender of the Trust Certificate at the office of the Certificate Paying Agent therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Trust Certificate at the office of the Certificate Paying Agent therein specified. The Eligible Lender Trustee shall give such notice to the Certificate Registrar (if other than the Eligible Lender Trustee) and the Certificate Paying Agent at the time such notice is given to the holder of the Trust Certificate. Upon presentation and surrender of the Trust Certificate, the Certificate Paying Agent shall cause to be distributed to the holder of the Trust Certificate amounts distributable to such holder on such Distribution Date pursuant to Section 5.01.

          In the event that the holder of the Trust Certificate shall not surrender its Trust Certificate for cancellation within six months after the date specified in the above-mentioned written notice, the Eligible Lender Trustee shall give a second written notice to the holder of the Trust Certificate to surrender its Trust Certificate for cancellation and receive the final distribution with respect thereto. If within one year after the second notice the Trust Certificate shall not have been surrendered for cancellation, the Eligible Lender Trustee may take appropriate steps, or may appoint an agent to take other reasonable and appropriate steps, to contact the holder of the Trust Certificate concerning surrender of its Trust Certificate, and the cost thereof shall be paid out of the funds and other assets that shall remain subject to this Trust Agreement. Any funds remaining in the Trust after exhaustion of such remedies and no later than five years after the first such notice shall be distributed by the Eligible Lender Trustee to the Depositor.


                                    ARTICLE X

                     SUCCESSOR ELIGIBLE LENDER TRUSTEES AND
                       ADDITIONAL ELIGIBLE LENDER TRUSTEES

          SECTION 10.01. ELIGIBILITY REQUIREMENTS FOR ELIGIBLE LENDER TRUSTEE. The Eligible Lender Trustee shall at all times be a corporation or association
(i) qualifying as an "eligible lender" as such term is defined in Section 435(d) of the Higher Education Act for purposes of holding legal title to the Financed Student Loans on behalf of the Trust, with a valid lender identification number with respect to the Trust from the Department; (ii) being authorized to exercise corporate trust powers and hold legal title to the Financed Student Loans; (iii) having in effect Guarantee Agreements with each of the Guarantors; (iv) having a combined capital and surplus of at least $50,000,000 and being subject to supervision or examination by Federal or state authorities; (v) incorporated or authorized to do business in the State of New York or which is a national bank having an office located within the State of New York; and (vi) having (or having a parent which has) a rating of at least Baa3 by Moody's, at least BBB by Fitch (if rated by Fitch) and at least BBB by S&P and (vii) (so long as no Securities Insurer Default has occurred and is continuing) is acceptable to the Securities Insurer. If the Eligible Lender Trustee shall publish reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section, the combined capital and surplus of the Eligible Lender Trustee shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Eligible Lender Trustee or the Delaware Trustee, as the case may be, shall cease to be eligible in accordance with the provisions of this Section, in the case of the Eligible Lender Trustee, or Section 3807(a) of the Delaware Business Trust Act, in the case of the Delaware Trustee, the Eligible Lender Trustee or the Delaware Trustee, as the case may be, shall resign immediately in the manner and with the effect specified in Section 10.02.

          SECTION 10.02. RESIGNATION OR REMOVAL OF ELIGIBLE LENDER TRUSTEE. The Eligible Lender Trustee and the Delaware Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Administrator and the Securities Insurer. Upon receiving such notice of resignation, the Administrator shall promptly appoint a successor Eligible Lender Trustee or Delaware Trustee, as the case may be, and (so long as no Securities Insurer Default has occurred and is continuing) with the consent of the Securities Insurer (such consent not to be unreasonably withheld), meeting the eligibility requirements of Section 10.01 (or in the case of the Delaware Trustee, meeting the requirements of Section 3807(a) of the Delaware Business Trust Act) by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Eligible Lender Trustee or the Delaware Trustee, as the case may be, and one copy to the successor Eligible Lender Trustee or the Delaware Trustee, as the case may be. If no successor Eligible Lender Trustee or Delaware Trustee, as the case may be, shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Eligible Lender Trustee or Delaware Trustee, as the case may be, may petition any court of competent jurisdiction for the appointment of a successor Eligible Lender Trustee or Delaware Trustee, as the case may be; PROVIDED, HOWEVER, that such right to appoint or to petition for the appointment of any such successor shall in no event relieve the resigning Eligible Lender Trustee or Delaware Trustee, as the case may be, from any obligations otherwise imposed on it under the Basic Documents until such successor has in fact assumed such appointment.

          If at any time the Eligible Lender Trustee or the Delaware Trustee, as the case may be, shall cease to be eligible in accordance with the provisions of
Section 10.01 (or the Delaware Trustee shall cease to satisfy the requirements of Section 3807(a) of the Delaware Business Trust Act) and shall fail to resign after written request therefor by the Administrator, or if at any time an Insolvency Event with respect to the Eligible Lender Trustee or the Delaware Trustee, as the case may be, shall have occurred and be continuing, then the Administrator may, with the consent of the Securities Insurer (so long as no Securities Insurer Default has occurred and is continuing), or shall (so long as no Securities Insurer Default has occurred and is continuing) at the direction of the Securities Insurer, remove the Eligible Lender Trustee or the Delaware Trustee, as the case may be. If the Administrator shall remove the Eligible Lender Trustee or the Delaware Trustee, as the case may be, under the authority of the immediately preceding sentence, the Administrator shall promptly appoint a successor Eligible Lender Trustee or Delaware Trustee, as the case may be, and (so long as no Securities Insurer Default has occurred and is continuing) acceptable to the Securities Insurer, by written instrument, in duplicate, one copy of which instrument shall be delivered to the outgoing Eligible Lender Trustee or Delaware Trustee, as the case may be, so removed and one copy to the successor Eligible Lender Trustee or Delaware Trustee, as the case may be, and payment of all fees owed to the outgoing Eligible Lender Trustee or Delaware Trustee, as the case may be.

          Any resignation or removal of the Eligible Lender Trustee or the Delaware Trustee, as the case may be, and appointment of a successor Eligible Lender Trustee or Delaware Trustee, as the case may be, pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Eligible Lender Trustee or Delaware Trustee, as the case may be, pursuant to Section 10.03 and payment of all fees and expenses owed to the outgoing Eligible Lender Trustee or Delaware Trustee, as the case may be. The Administrator shall provide notice of such resignation or removal of the Eligible Lender Trustee or Delaware Trustee, as the case may be, to each of the Rating Agencies, the Swap Counterparty and the Securities Insurer.

          SECTION 10.03. SUCCESSOR ELIGIBLE LENDER TRUSTEE. Any successor Eligible Lender Trustee or Delaware Trustee, appointed pursuant to Section 10.02 shall execute, acknowledge and deliver to the Administrator, the Securities Insurer and to its predecessor Eligible Lender Trustee or Delaware Trustee, as the case may be, an instrument accepting such appointment under this Trust Agreement, and thereupon the resignation or removal of the predecessor Eligible Lender Trustee or Delaware Trustee, as the case may be, shall become effective and such successor Eligible Lender Trustee or Delaware Trustee, as the case may be, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor under this Trust Agreement, with like effect as if originally named as Eligible Lender Trustee or Delaware Trustee, as the case may be. The predecessor Eligible Lender Trustee or Delaware Trustee, as the case may be, shall upon payment of its fees and expenses deliver to the successor Eligible Lender Trustee or Delaware Trustee, as the case may be, all documents, statements, moneys and properties held by it under this Trust Agreement and shall assign, if permissible, to the successor Eligible Lender Trustee or Delaware Trustee, as the case may be, the lender identification number obtained from the Department on behalf of the Trust; and the Administrator and the predecessor Eligible Lender Trustee or Delaware Trustee, as the case may be, shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Eligible Lender Trustee or Delaware Trustee, as the case may be, all such rights, powers, duties and obligations.

          No successor Eligible Lender Trustee or Delaware Trustee, as the case may be, shall accept appointment as provided in this Section unless at the time of such acceptance such successor Eligible Lender Trustee or Delaware Trustee, as the case may be, shall be eligible pursuant to Section 10.01 (or in the case of the Delaware Trustee, satisfy the requirements of Section 3807(a) of the Delaware Business Trust Act).

          Upon acceptance of appointment by a successor Eligible Lender Trustee or Delaware Trustee, as the case may be, pursuant to this Section, the Administrator shall mail notice of the successor of such Eligible Lender Trustee or Delaware Trustee, as the case may be, to the holder of the Trust Certificate, the Securities Insurer, the Swap Counterparty, the Indenture Trustee, all holders of the Notes and the Rating Agencies. If the Administrator shall fail to mail such notice within 10 days after acceptance of appointment by the successor Eligible Lender Trustee or Delaware Trustee, as the case may be, the successor Eligible Lender Trustee or Delaware Trustee, as the case may be, shall cause such notice to be mailed at the expense of the Administrator.

          SECTION 10.04. MERGER OR CONSOLIDATION OF ELIGIBLE LENDER TRUSTEE. Any corporation into which the Eligible Lender Trustee or Delaware Trustee, as the case may be, may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Eligible Lender Trustee or Delaware Trustee, as the case may be, shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Eligible Lender Trustee or Delaware Trustee, as the case may be, shall, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, be the successor of the Eligible Lender Trustee or Delaware Trustee, as the case may be, hereunder; PROVIDED that such corporation shall be eligible pursuant to Section 10.01 (or in the case of the Delaware Trustee, satisfy the requirements of Section 3807(a) of the Delaware Business Trust Act); PROVIDED FURTHER that the Eligible Lender Trustee or Delaware Trustee, as the case may be, shall mail notice of such merger or consolidation to the Rating Agencies, the Administrator, the Swap Counterparty and the Securities Insurer.

          SECTION 10.05. APPOINTMENT OF CO-ELIGIBLE LENDER TRUSTEE OR SEPARATE ELIGIBLE LENDER Trustee. Notwithstanding any other provisions of this Trust Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust may at the time be located, the Administrator and the Eligible Lender Trustee acting jointly, (and if no Securities Insurer Default has occurred and is continuing) with the consent of the Securities Insurer, shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Eligible Lender Trustee, meeting the eligibility requirements of clauses (i) through (iii) of
Section 10.01, to act as co-trustee, jointly with the Eligible Lender Trustee, or separate trustee or separate trustees, of all or any part of the Trust Estate, and to vest in such Person, in such capacity, such title to the Trust Estate, or any part thereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Administrator and the Eligible Lender Trustee, and (if no Securities Insurer Default has occurred and is continuing) with the consent of the Securities Insurer), may consider necessary or desirable. If the Administrator shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, the Eligible Lender Trustee alone shall have the power to make such appointment, and (if no Securities Insurer Default has occurred and is continuing) with the consent of the Securities Insurer. No co-trustee or separate trustee under this Trust Agreement shall be required to meet the terms of eligibility as a successor trustee pursuant to clauses (iv) and (v) of
Section 10.01 and no notice of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 10.03.

          Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

          (i) all rights, powers, duties, and obligations conferred or imposed upon the Eligible Lender Trustee shall be conferred upon and exercised or performed by the Eligible Lender Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Eligible Lender Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Eligible Lender Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties, and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, solely at the direction of the Eligible Lender Trustee;

          (ii) no trustee under this Trust Agreement shall be personally liable by reason of any act or omission of any other trustee under this Trust Agreement; and

          (iii) the Administrator and the Eligible Lender Trustee acting jointly, and (if no Securities Insurer Default has occurred and is continuing) with the consent of the Securities Insurer, may at any time accept the resignation of or remove any separate trustee or co-trustee.

          Any notice, request or other writing given to the Eligible Lender Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Trust Agreement and the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Eligible Lender Trustee or separately, as may be provided therein, subject to all the provisions of this Trust Agreement, specifically including every provision of this Trust Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Eligible Lender Trustee. Each such instrument shall be filed with the Eligible Lender Trustee and a copy thereof given to the Administrator and the Securities Insurer.

          Any separate trustee or co-trustee may at any time appoint the Eligible Lender Trustee as its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Trust Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Eligible Lender Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.


                                   ARTICLE XI

                                  MISCELLANEOUS

          SECTION 11.01. SUPPLEMENTS AND AMENDMENTS. This Trust Agreement may be amended by the Depositor and the Eligible Lender Trustee, with prior written notice to the Rating Agencies, without the consent of any of the holder of the Notes or the holder of the Trust Certificate, but (unless any such proposed amendment does not affect the Group II Notes (as evidenced in an Opinion of Counsel of the Depositor (who shall not be an employee of KBUSA or any of its Affiliates) regarding the lack of changes to any legal rights and remedies of the Group II Noteholders or the Securities Insurer, and a confirmation from each Rating Agency that such amendment will not result in a downgrading of the then current ratings of any of the Group II Notes (without regard to the Group II Notes Guaranty Insurance Policy) and so long as no Securities Insurer Default has occurred and is continuing) with the consent of the Securities Insurer (which consent will not be unreasonably withheld), to cure any ambiguity, to correct or supplement any provisions in this Trust Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this Trust Agreement or of modifying in any manner the rights of the holders of the Notes or the holder of the Trust Certificate; PROVIDED, HOWEVER, that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any holder of any Class of Notes or holder of the Trust Certificate, the Securities Insurer or the Swap Counterparty.

          This Trust Agreement may also be amended from time to time by the Depositor and the Eligible Lender Trustee, with prior written notice to the Rating Agencies, (i) with the consent of the holder of the Trust Certificate,
(ii) with the consent of a majority in interest of the Group I Controlling Parties (unless any such amendment does not affect the Group I Notes or Group I Student Loans (as evidenced in an Opinion of Counsel) of the Depositor (who shall not be an employee of KBUSA or any of its Affiliates) regarding the lack of changes to any legal rights and remedies of the Group I Noteholders, and a confirmation from each Rating Agency that such amendment will not result in a downgrading of the then current ratings of the Group I Notes), , and (iii) with the consent of a majority in interest of the Group II Controlling Parties (unless any such amendment does not affect the Group II Notes or Group II Student Loans (as evidenced in an Opinion of Counsel of the Depositor (who shall not be an employee of KBUSA or any of its Affiliates) regarding the lack of changes to any legal rights and remedies of the Group II Noteholders or the Securities Insurer, and a confirmation from each Rating Agency that such amendment will not result in a downgrading of the Group II Notes (without regard to the Group II Notes Guaranty Insurance Policy), for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Trust Agreement or of modifying in any manner the rights of the holders of any Class of Notes or the holder of the Trust Certificate; PROVIDED, HOWEVER, that no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments with respect to Group I or Group II Student Loans or distributions that shall be required to be made for the benefit of the holders of the Group I or Group II Notes or (b) amend aforesaid percentage of the Outstanding Amount of the related Class or Classes of Notes, which are required to consent to any such amendment, without the consent of all outstanding holders of all Classes of Notes affected by such amendment and holder of the Trust Certificate. Notwithstanding anything to the contrary contained in the Indenture, such rights of consent granted to the holders of the Notes contained in clauses (a) and (b) of this proviso shall not be exercisable by the Group I Controlling Parties on behalf of all of the Group I Noteholders or by the Securities Insurer on behalf of all of the Group II Noteholders.

          Promptly after the execution of any such amendment or consent, the Eligible Lender Trustee shall furnish written notification of the substance of such amendment or consent to the holder of the Trust Certificate, the Indenture Trustee, the Securities Insurer, the Swap Counterparty and each of the Rating Agencies.

          It shall not be necessary for the consent of the holder of the Trust Certificate, the holder of any class of Notes, the Securities Insurer or the Indenture Trustee pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of the holder of the Trust Certificate and the Securities Insurer provided for in this Trust Agreement or in any other Basic Document) and of evidencing the authorization of the execution thereof by holder of the Trust Certificate shall be subject to such reasonable requirements as the Eligible Lender Trustee may prescribe.

          Prior to the execution of any amendment to this Trust Agreement, the Eligible Lender Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Trust Agreement. The Eligible Lender Trustee may, but shall not be obligated to, enter into any such amendment which affects the Eligible Lender Trustee's own rights, duties or immunities under this Trust Agreement or otherwise.

          SECTION 11.02. NO LEGAL TITLE TO TRUST ESTATE IN CERTIFICATEHOLDER. The holder of the Trust Certificate shall not have legal title to any part of the Trust Estate. The holder of the Trust Certificate shall be entitled to receive distributions with respect to its beneficial ownership interest therein only in accordance with Articles V and IX. No transfer, by operation of law or otherwise, of any right, title, or interest of the holder of the Trust Certificate to and in their beneficial ownership interest in the Trust Estate shall operate to terminate this Trust Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Trust Estate.

          SECTION 11.03. LIMITATIONS ON RIGHTS OF OTHERS. The provisions of this Trust Agreement are solely for the benefit of the Eligible Lender Trustee, the Depositor, the holder of the Trust Certificate, the Administrator, the Securities Insurer, the Swap Counterparty and, to the extent expressly provided herein, the Indenture Trustee and the holder of the Notes, and nothing in this Trust Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Trust Estate or under or in respect of this Trust Agreement or any covenants, conditions or provisions contained herein.

          SECTION 11.04. NOTICES. (a) Unless otherwise expressly specified or permitted by the terms hereof, all notices shall be in writing and shall be deemed given upon receipt by the intended recipient or three Business Days after mailing if mailed by certified mail, postage prepaid (except that notice to the Eligible Lender Trustee shall be deemed given only upon actual receipt by the Eligible Lender Trustee), if to the Eligible Lender Trustee, addressed to its Corporate Trust Office; if to the Depositor, addressed to Key Consumer Receivables LLC, Key Tower, 127 Public Square, Cleveland, Ohio 44114, Attention:
Craig T. Platt; if to the Securities Insurer, addressed to MBIA Insurance Corporation, 113 King Street, Armonk, New York 10504, Attention: Insured Portfolio Management--SF; or, as to each party, at such other address as shall be designated by such party in a written notice to each other party.

          (b) Any notice required or permitted to be given to a holder of the Trust Certificate shall be given by first-class mail, postage prepaid, at the address of such holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Trust Agreement shall be conclusively presumed to have been duly given, whether or not such holder receives such notice.

          SECTION 11.05. SEVERABILITY. Any provision of this Trust Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          SECTION 11.06. SEPARATE COUNTERPARTS. This Trust Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

          SECTION 11.07. SUCCESSORS AND ASSIGNS. All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, the Depositor and its successors, the Eligible Lender Trustee and its successors, each holder of the Trust Certificate and its successors and permitted assigns, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by a holder of the Trust Certificate shall bind the successors and assigns of such holder.

          SECTION 11.08. NO PETITION. (a) The Depositor (nor any Affiliate of the Depositor if such Affiliate is the holder of the Trust Certificate) will not at any time institute against the Trust any bankruptcy proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Trust Certificate, the Notes, this Trust Agreement or any of the other Basic Documents.

          (b) The Eligible Lender Trustee (not in its individual capacity but solely as Eligible Lender Trustee), by entering into this Trust Agreement, each holder of the Trust Certificate, by accepting a Trust Certificate, and the Indenture Trustee and each holder of the Notes by accepting the benefits of this Trust Agreement, hereby covenant and agree that they will not at any time institute against the Depositor or the Trust, or join in any institution against the Depositor or the Trust of, any bankruptcy, reorganization, arrangement, insolvency, receivership or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Trust Certificate, the Notes, this Trust Agreement or any of the other Basic Documents, until such time as thirteen months after payment in full of the Notes and the repayment in full of amounts owed the Securities Insurer and the Swap Counterparty has passed.

          SECTION 11.09. NO RECOURSE. Each holder of the Trust Certificate by accepting a Trust Certificate acknowledges that such holder's Trust Certificate represent beneficial interests in the Trust only and do not represent interests in or obligations of the Seller, the Master Servicer, the Administrator, the Eligible Lender Trustee, the Cap Provider, the Indenture Trustee, the Swap Counterparty, the Securities Insurer or any Affiliate thereof or any officer, director or employee of any thereof and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated in this Trust Agreement, the Trust Certificate or the other Basic Documents.

          SECTION 11.10. HEADINGS. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

          SECTION 11.11. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          SECTION 11.12. THIRD PARTY BENEFICIARIES. The parties hereto acknowledge that the Securities Insurer and the Swap Counterparty are express third party beneficiaries hereof entitled to enforce the provisions hereof as if each were actually a party hereto. Notwithstanding the foregoing, nothing in this Section 11.12 shall be construed to mitigate, in any way, the fiduciary responsibilities of the Eligible Lender Trustee to the Depositor and, if different, to the holder of the Trust Certificate.

          IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Trust Agreement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.


                                       BANK ONE, NATIONAL ASSOCIATION, not in
                                       its individual capacity but solely as
                                       Eligible Lender Trustee,


                                       By:  /s/   Keith R. Richardson
                                            -----------------------------------
                                       Name:   Keith R. Richardson
                                       Title:  Authorized Officer



                                       KEY CONSUMER RECEIVABLES LLC, Depositor,


                                        By: /s/    Craig T. Platt
                                            -----------------------------------
                                            Name:  Craig T. Platt
                                            Title:  President


Acknowledged, accepted, and with
respect to Sections 8.01,
agreed to, as of the day and year
first above written:

KEY BANK USA, NATIONAL
ASSOCIATION, as Administrator


By:  /s/ Craig T. Platt
    ------------------------------
    Name:    Craig T. Platt
    Title:   Senior Vice President

Acknowledged and accepted as of the day
and year first above written:


BANK ONE DELAWARE , INC.,
as Delaware Trustee



By:  /s/   Keith R. Richardson
     --------------------------
     Name:  Keith R. Richardson
     Title: Authorized Officer

                                                                     EXHIBIT A
                                                        TO THE TRUST AGREEMENT


                           [FORM OF TRUST CERTIFICATE]

                       SEE REVERSE FOR CERTAIN DEFINITIONS

THIS TRUST CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY THE DEPOSITOR, THE ELIGIBLE LENDER TRUSTEE, THE SWAP COUNTERPARTY, THE SECURITIES INSURER, THE ADMINISTRATOR OR ANY OF THEIR RESPECTIVE AFFILIATES. THIS TRUST CERTIFICATE IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR BY ANY PRIVATE INSURER.

THIS TRUST CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES FOR THE BENEFIT OF THE TRUST THAT THIS CERTIFICATE MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (I) TO A PERSON WHOM THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (II) TO A PERSON WHOM THE TRANSFEROR REASONABLY BELIEVES IS AN INSTITUTIONAL ACCREDITED INVESTOR TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR TRANSFER IN BEING MADE IN RELIANCE ON REGULATION D, AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR OTHER JURISDICTIONS, OR (III) TO A PERSON IN A TRANSACTION THAT IS REGISTERED UNDER THE SECURITIES ACT OR THAT IS OTHERWISE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING THIS TRUST CERTIFICATE, REPRESENTS AND AGREES FOR THE BENEFIT OF THE DEPOSITOR, THE ADMINISTRATOR, THE ELIGIBLE LENDER TRUSTEE, THE SWAP COUNTERPARTY AND THE SECURITIES INSURER THAT: IT IS EITHER A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A, OR AN INSTITUTIONAL ACCREDITED INVESTOR (AS DEFINED IN RULE 501(A)(1)-(3) AND (7) OF REGULATION D UNDER THE SECURITIES ACT) OR AN ENTITY IN WHICH ALL THE EQUITY OWNERS COME WITHIN SUCH PARAGRAPHS, OR THAT ITS PURCHASE OF THIS TRUST CERTIFICATE IS OTHERWISE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, AND THAT IT IS HOLDING THIS TRUST CERTIFICATE FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION.

NO TRANSFER OF THIS TRUST CERTIFICATE WILL BE REGISTERED UNLESS THERE IS PROVIDED A REPRESENTATION SATISFACTORY TO THE ELIGIBLE LENDER TRUSTEE THAT THIS TRUST CERTIFICATE IS NOT BEING ACQUIRED DIRECTLY OR INDIRECTLY FOR, ON BEHALF OF OR WITH THE ASSETS OF, AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") AND/OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (EACH A "PLAN").


                  NUMBER: _____


                        KEYCORP STUDENT LOAN TRUST 2001-A

                         ASSET BACKED TRUST CERTIFICATE


evidencing a 100% ownership interest in the Trust, as defined below, the property of which includes a pool of undergraduate and graduate school student loans sold to the Trust by Key Consumer Receivables LLC . (This Trust Certificate does not represent an interest in or obligation of Key Consumer Receivables LLC, Key Bank USA, National Association, the Eligible Lender Trustee (as defined below), the Delaware Trustee (as defined below) or any of their respective affiliates, except to the extent described below.)

          THIS CERTIFIES THAT is the registered owner of a 100% nonassessable, fully-paid, ownership interest in the KeyCorp Student Loan Trust 2001-A (the "Trust"), a statutory business trust formed under the laws of the State of Delaware by Key Consumer Receivables LLC. The Trust was created pursuant to a Trust Agreement dated as of August 20, 2001, as amended and restated as of September 1, 2001 (the "Trust Agreement"), between Key Consumer Receivables LLC, a Delaware limited liability company (the "Depositor") and Bank One, National Association, a national banking association, not in its individual capacity but solely as eligible lender trustee on behalf of the Trust (the "Eligible Lender Trustee") and pursuant to which Bank One Delaware, Inc. serves as Delaware Trustee (the "Delaware Trustee"), a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in Appendix A to the Sale and Servicing Agreement (the "Sale and Servicing Agreement") dated as of September 1, 2001, among the Trust, the Eligible Lender Trustee, the Depositor, Key Bank USA, National Association, as master servicer (the "Master Servicer"), and Key Bank USA, National Association, as administrator (the "Administrator"); such Appendix A also contains rules as to usage that shall be applicable herein.

          This Trust Certificate is the duly authorized Trust Certificate issued pursuant to the Trust Agreement (herein called the "Trust Certificate"). Also issued under the Indenture dated as of September 1, 2001, between the Trust and The Chase Manhattan Bank, as Indenture Trustee, are five classes of Notes, in the initial aggregate principal amount of $800,000,000, designated as "Floating Rate Asset Backed Notes" (the "Notes"). This Trust Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the holder of this Trust Certificate by virtue of the acceptance hereof assents and by which such holder is bound. The property of the Trust includes a two pools of undergraduate and graduate school student loans (the "Financed Student Loans") the first pool consisting of Financed Federal Loans (the "Group I Loans") and the second pool consisting of Financed Private Loans (the "Group II Loans"), all moneys paid thereunder (except with respect to the Group II Student Loans, certain proceeds on any Guarantee Payments made by
TERI) on or after September 1, 2001 (or, in the case of Financed Student Loans that constitute Additional Student Loans, on or after the respective Subsequent Cutoff Dates), rights of the Trust to payments under the two Interest Rate Swaps, rights of the Trust to payments under the two Cap Agreements, the rights of the Trust to sell the Group I and Group II Student Loans to the Put Option Provider pursuant to the terms of the Group I and Group II Put Option Agreements, respectively, certain bank accounts and the proceeds thereof, certain other rights under the Trust Agreement and the Sale and Servicing Agreement, the rights of the Depositor under the two Student Loan Transfer Agreements, and all proceeds of the foregoing. The rights of the holder of the Trust Certificate to the assets of the Trust are subordinated to the rights of the holders of the Notes, the Swap Counterparty, the Cap Provider and the Securities Insurer, as set forth in the Sale and Servicing Agreement and the Indenture.

          Under the Trust Agreement, all amounts then owed to the holder of the Trust Certificate be distributed on the twenty-seventh day of March, June, September and December (or, if such twenty-seventh day is not a Business Day, the next succeeding Business Day) (each a "Distribution Date"), commencing on December 27, 2001 to the person in whose name this Trust Certificate is registered at the close of business on the twenty-fourth day of the calendar month in which such Distribution Date occurs (the "Record Date"), pursuant to the Sale and Servicing Agreement.

          Each holder of this Trust Certificate acknowledges and agrees that its rights to receive distributions in respect of this Trust Certificate from Available Funds are subordinated to the rights of the Group I and Group II Noteholders, the Swap Counterparty, the Cap Provider and the Securities Insurer as described in the Sale and Servicing Agreement and the Indenture.

          Each holder of a Trust Certificate by its acceptance of a Trust Certificate covenants and agrees that such holder will not at any time institute against the Depositor or the Trust, or join in any institution against the Depositor or the Trust of, any bankruptcy, reorganization, arrangement, insolvency, receivership or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Trust Certificate, the Notes, the Trust Agreement or any of the other Basic Documents, until such time as thirteen months after payment in full of the Notes and the repayment in full of amounts owed the Securities Insurer and the Swap Counterparty has passed.

          The Trust Certificate does not represent an obligation of, or an interest in, the Depositor, the Master Servicer, the Administrator, the Swap Counterparty, the Securities Insurer, the Eligible Lender Trustee or any affiliates of any of them, and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated herein, in the Trust Agreement or in the other Basic Documents. In addition, this Trust Certificate is not guaranteed by any governmental agency or instrumentality and is limited in right of payment to certain collections with respect to the Financed Student Loans, all as more specifically set forth in the Sale and Servicing Agreement. A copy of each of the Sale and Servicing Agreement and the Trust Agreement may be examined during normal business hours at the principal office of the Depositor, and at such other places, if any, designated by the Depositor, by any holder of the Trust Certificate upon request.

          THIS TRUST CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Eligible Lender Trustee or its authenticating agent, by manual signature, this Trust Certificate shall not entitle the holder hereof to any benefit under the Trust Agreement or the Sale and Servicing Agreement or be valid for any purpose.

          IN WITNESS WHEREOF, the Eligible Lender Trustee on behalf of the Trust and not in its individual capacity has caused this Trust Certificate to be duly executed as of the date set forth below.



                                      KEYCORP STUDENT LOAN TRUST 2001-A
                                          By:  BANK ONE, NATIONAL ASSOCIATION,
                                               not in its individual
                                               capacity but solely as Eligible
                                               Lender Trustee,


                                           By:
                                               --------------------------------
                                                Authorized Signatory

Date:  September 14, 2001

          TRUSTEE'S CERTIFICATE OF AUTHENTICATION This is the Trust Certificate referred to in the within-mentioned Trust Agreement.


                                           BANK ONE, NATIONAL ASSOCIATION,
                                           not in its individual capacity but
                                           solely as Eligible Lender Trustee,

                                                 By:


                                                      Authorized Signatory


                                    OR


                                           BANK ONE, NATIONAL ASSOCIATION, not
                                           in its individual capacity but
                                           solely as Eligible Lender Trustee,

                                             By:   FIRST CHICAGO TRUST COMPANY
                                                   OF NEW YORK, as
                                                   Authenticating Agent,


                                              By:
                                                      Authorized Signatory


Date:  September 14, 2001

                                   ASSIGNMENT


          FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE

-------------------------------------------------------------------------------
(Please print or type name and address, including postal zip code, of assignee)


-------------------------------------------------------------------------------
the within Trust Certificate, and all rights thereunder, hereby irrevocably constituting and appointing


----------------------------------------- Attorney to transfer said Trust
Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.

Dated:


                                                                          *
                                 ---------------------------------------------
                                              Signature Guaranteed:


                                                                           *
                                 ---------------------------------------------
                                              Signature Guaranteed:


* NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Trust Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.

                                    EXHIBIT B

                           [FORM OF TRANSFEROR LETTER]

[Date]

Key Bank USA, National Association,
as Administrator
800 Superior Avenue
Cleveland, Ohio  44114


Bank One, National Association,
as Eligible Lender Trustee and Certificate Registrar
1 Bank One Plaza, Suite IL1-0126
Chicago, Illinois  60670-0126

Re:  KeyCorp Student Loan Trust 2001-A,
     Asset Backed Trust Certificate (The "Certificate")

Ladies and Gentlemen:

In connection with our disposition of the above Certificate we certify that (a) we understand that the Certificate has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and are being disposed by us in a transaction that is exempt from the registration requirements of the Securities Act, and (b) we have not offered or sold the Certificate to, or solicited offers to buy the Certificate from, any person, or otherwise approached or negotiated with any person with respect thereto, in a manner that would be deemed, or taken any other action would result in, a violation of
Section 5 of the Securities Act.


Very truly yours,


----------------------------------------
[Print Name of Transferor]


----------------------------------------
By: Authorized Officer

                                   EXHIBIT C-1

                   [FORM OF TRANSFEREE LETTER (NON-RULE 144A)]

[Date]

Key Bank USA, National Association,
as Administrator
800 Superior Avenue
Cleveland, Ohio  44114

Bank One, National Association,
as Eligible Lender Trustee and Certificate Registrar
1 Bank One Plaza, Suite IL1-0126
Chicago, Illinois  60670-0126

Re:  KeyCorp Student Loan Trust 2001-A,
     Asset Backed Trust Certificate (The "Certificate")

Ladies and Gentlemen:

          In connection with our acquisition of the above Certificate we certify that (a) we understand that the Certificate is not being registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Securities Act and any such laws, (b) we are an institutional "accredited investor," as defined in Rule 501 (a) (1),
(2), (3) or (7) of Regulation D under the Securities Act or an entity in which all of the equity owners come within such paragraphs , and have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificate, (c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificate and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificate, (d) we are not acquiring the Certificate for, on behalf of or with the assets of, an employee benefit plan or other retirement arrangement (a "Plan") which is subject to Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and/or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), (e) we are acquiring the Certificate for investment for our own account and not with a view to any distribution of the Certificate (but without prejudice to our right at all times to sell or otherwise dispose of the Certificate in accordance with clause (g) below), (f) we have not offered or sold the Certificate to, or solicited offers to buy the Certificate from, any person, or otherwise approached or negotiated with any person with respect thereto, or taken any other action which would result in a violation of Section 5 of the Securities Act, and (g) we will not sell, transfer or otherwise dispose of the Certificate unless (1) such sale, transfer or other disposition is made pursuant to an effective registration statement under the Securities Act or is exempt from such registration requirements, and if requested, we will at our expense provide an opinion of counsel satisfactory to the addressees of this Letter that such sale, transfer or other disposition may be made pursuant to an exemption from the Securities Act, (2) the purchaser or transferee of such Certificate has executed and delivered to you a certificate to substantially the same effect as this certificate and (3) the purchaser or transferee has otherwise complied with any conditions for transfer set forth in the Trust Agreement relating to the Certificate.



                                      Very truly yours,


                                      ----------------------------------------
                                      [Print Name of Transferee]



                                   By:
                                       ---------------------------------------
                                       Authorized Officer

                                   EXHIBIT C-2

                     [FORM OF TRANSFEREE LETTER (RULE 144A)]

[Date]

Key Bank USA, National Association,
as Administrator
800 Superior Avenue
Cleveland, Ohio  44114

Bank One, National Association,
as Eligible Lender Trustee and Certificate Registrar
1 Bank One Plaza, Suite IL1-0126
Chicago, Illinois  60670-0126

Re:  KeyCorp Student Loan Trust 2001-A,
     Asset Backed Trust Certificate (The "Certificate")

Ladies and Gentlemen:

          In connection with our acquisition of the above Certificate we certify that (a) we understand that the Certificate is not being registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Securities Act and any such laws, (b) we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificate, (c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificate and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificate, (d) we are not acquiring the Certificate for, on behalf of or with the assets of, an employee benefit plan or other retirement arrangement (a "Plan") which is subject to Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and/or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), (e) we have not, nor has anyone acting on our behalf offered, transferred, pledged, sold or otherwise disposed of the Certificate, any interest in the Certificate or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Certificate, any interest in the Certificate or any other similar security from, or otherwise approached or negotiated with respect to the Certificate, any interest in the Certificate or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Certificate under the Securities Act or that would render the disposition of the Certificate a violation of Section 5 of the Securities Act or require registration pursuant thereto, nor will act, nor has authorized or will authorize any person to act, in such manner with respect to the Certificate, (f) we are a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act ("Rule 144A") and have completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. We are aware that the sale to us is being made in reliance on Rule 144A. We are acquiring the Certificate for our own account or for resale pursuant to Rule 144A and further understand that the Certificate may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the Securities Act.




                                      Very truly yours,


                                      ----------------------------------------
                                      [Print Name of Transferee]



                                   By:
                                       ---------------------------------------
                                       Authorized Officer

                                     ANNEX 1

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

          [For Transferees Other Than Registered Investment Companies]

          The undersigned (the "Buyer") hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificate described therein:

     1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

     2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $____________1 in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A and (ii) the Buyer satisfies the criteria in the category marked below.

          -- Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c) (3) of the Internal Revenue Code of 1986, as amended.

          -- BANK. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, A COPY OF WHICH IS ATTACHED HERETO.

          -- SAVINGS AND LOAN. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, A COPY OF WHICH IS ATTACHED HERETO.

--------
1 Buyer must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities.

          --   BROKER-DEALER. The Buyer is a dealer registered pursuant to
               Section 15 of the Securities Exchange Act of 1934.

          -- INSURANCE COMPANY. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, territory or the District of Columbia.

          -- STATE OR LOCAL PLAN. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

          -- ERISA PLAN. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

          -- INVESTMENT ADVISOR. The Buyer is an investment advisor registered under the Investment Advisors Act of 1940.

          -- SMALL BUSINESS INVESTMENT COMPANY. The Buyer is a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

          -- BUSINESS DEVELOPMENT COMPANY. The Buyer is a business development company as defined in Section 202(a) (22) of the Investment Advisors Act of 1940.

          -- QUALIFIED INSTITUTIONAL BUYERS. The Buyer owned and/or invested on a discretionary basis less than $100,000,000, but it is an entity in which all of the equity owners are qualified institutional buyers.

     3. The term "SECURITIES" as used herein DOES NOT INCLUDE (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iv) bank deposit notes and certificates of deposit, (v) loan participations, (vi) repurchase agreements, (vii) securities owned but subject to a repurchase agreement and (viii) currency, interest rate and commodity swaps.

     4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph, except (i) where the Buyer reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

     5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificate are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

     6. Until the date of purchase of the Rule 144A Securities, the Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of the Certificate will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Buyer is a bank or savings and loan is provided above, the Buyer agrees that it will furnish to such parties updated annual financial statements promptly after they become available.


  ---------------------------------------------
  [Print Name of Transferee]



  By: ------------------------------------------
       Name:
       Title:


Date:  ----------------------------------

                                     ANNEX 2

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

           [For Transferees That are Registered Investment Companies]

          The undersigned (the "Buyer") hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificate described therein:

     1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

     2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, as amended and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used, except (i) where the Buyer or the Buyer's Family of Investment Companies reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market.

          -- The Buyer owned $_________________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

          -- The Buyer is part of a Family of Investment Companies which owned in the aggregate $_______ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

     3. The term "FAMILY OF INVESTMENT COMPANIES" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

     4. The term "SECURITIES" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iii) bank deposit notes and certificates of deposit, (iv) loan participations,
          (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

     5. The Buyer is familiar with Rule 144A and understands that the parties listed in the Rule 144A Transferee Certificate to which this certification relates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

     6. Until the date of purchase of the Certificate, the undersigned will notify the parties listed in the Rule 144A Transferee Certificate to which this certification relates of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of the Certificate will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.


                                            ----------------------------------
                                             Print Name of Buyer or Adviser



                                           By:
                                               --------------------------------
                                               Name:
                                               Title:



                                           [IF AN ADVISER:]



                                              --------------------------------
                                              Print Name of Buyer



                                               Date: -------------------------